UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2025

OTG Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42837	98-1868600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12003 Cielo Court

Palm Beach Gardens, Florida 33418

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (917) 488-5629

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	OTGAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OTGA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OTGAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on September 15, 2025, OTG Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Also as previously reported, on September 15, 2025, simultaneously with the closing of the IPO, the Company completed the private sales (the “Private Placements”) of an aggregate of 775,000 units (the “Private Placement Units”) to OTG Acquisition Sponsor LLC and the underwriters of the IPO at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,750,000, of which $2,000,000 has not yet been received and is accounted for as a share subscription receivable in the attached balance sheet.

A total of $231,150,000 of the proceeds from the IPO and Private Placements was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of September 15, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of September 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTG ACQUISITION CORP. I

	By:	/s/ Scott Troeller
	Name:	Scott Troeller
	Title:	Chief Executive Officer

Dated: September 19, 2025